Exhibit 99.1

Andina Acquisition Corp. III Announces Effectiveness of Andina’s Registration Statement and Special Meeting Date for Proposed Business Combination with Stryve Foods, LLC

June 28, 2021 07:00 ET | Source: Stryve Foods, LLC

Special Meeting Scheduled for July 19, 2021

The combined company will be named Stryve Foods, Inc. and remain listed on the NASDAQ under ticker SNAX

NEW YORK and PLANO, Texas, June 28, 2021 (GLOBE NEWSWIRE) — Andina Acquisition Corp. III (NASDAQ: ANDA, ANDAW, and ANDAU) (“Andina”) today announced that on June 25, 2021, the U.S. Securities and Exchange Commission (“SEC”) declared effective its Registration Statement on Form S-4 (as amended, the “Registration Statement”), which includes a definitive proxy statement/prospectus in connection with Andina’s special meeting of shareholders (the “Special Meeting”). At the Special Meeting, shareholders of Andina will consider the previously announced proposed business combination (the “Transaction”) with Stryve Foods, LLC (“Stryve” or “the Company”), an emerging healthy snack platform disrupting traditional snacking categories.

The declaration of effectiveness by the SEC and the filing of the definitive proxy statement is an important step in Stryve becoming a publicly traded company, with the goal of being listed on the NASDAQ under the symbol “SNAX” at the close of the Transaction.

Andina will hold the Special Meeting at 10:00 AM Eastern Time on July 19, 2021, to approve, among other things, the proposed Transaction. Shareholders of record at the close of business on June 7, 2021 (the “Record Date”) will be entitled to receive notice of and to vote at the Special Meeting. The Special Meeting will be held as a virtual meeting via live audio webcast at https://www.cstproxy.com/andinaacquisition/sm2021. For purposes of Andina’s Amended and Restated Memorandum and Articles of Association, the physical location of the meeting will be 13621 Deering Bay Drive, Coral Gables, FL 33158.

Registration for the Special Meeting will begin on July 12, 2021 at 9:00 AM Eastern Time. Andina shareholders will need a control number assigned by Continental Stock Transfer & Trust Company to enter the Special Meeting. To register and receive access to the virtual meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement/prospectus included in the Registration Statement.

The proxy statement/prospectus is being mailed to the Company’s shareholders of record as of the close of business on the Record Date. Notice of the Special Meeting will be mailed on or about June 28, 2021 to shareholders of record as of the Record Date.

About Stryve Foods, LLC

Stryve is an emerging healthy snacking company which manufactures, markets and sells highly differentiated healthy snacking products that Stryve believes can disrupt traditional snacking categories. Stryve’s mission is “to help Americans snack better and live happier, better lives.” Stryve offers convenient snacks that are lower in sugar and carbohydrates and higher in protein than other snacks. Stryve offers all-natural, delicious snacks which it believes are nutritious and offer consumers a convenient healthy snacking option for their on-the-go lives.

Stryve’s current product portfolio consists primarily of air-dried meat snack products marketed under the Stryve®, Kalahari®, Braaitime®, and Vacadillos® brand names. Unlike beef jerky, Stryve’s all-natural air-dried meat snack products are made of beef and spices, are never cooked, contain zero grams of sugar, and are free of monosodium glutamate (MSG), gluten, nitrates, nitrites, and preservatives. As a result, Stryve’s products are Keto and Paleo diet friendly. Further, based on protein density and sugar content, Stryve believes that its air-dried meat snack products are some of the healthiest shelf-stable snacks available today.

Stryve distributes its products in major retail channels, primarily in North America, including grocery, club stores and other retail outlets, as well as directly to consumers through its e-commerce websites, as well as direct to consumer through the Amazon platform.

For more information about Stryve, visit www.stryve.com or follow Stryve on social media at @stryvebiltong.

About Andina Acquisition Corp. III

Andina Acquisition Corp. III (NASDAQ: ANDA, ANDAW, and ANDAU) is a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. For information about Andina, please visit http://www.andinaacquisition.com/

Forward Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “may”, “will”, “would”, “could”, “intend”, “aim”, “believe”, “anticipate”, “continue”, “target”, “milestone”, “expect”, “estimate”, “plan”, “outlook”, “objective”, “guidance” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, including, but not limited to, statements regarding Stryve’s plans, strategies, objectives, targets and expected financial performance. These forward-looking statements reflect Stryve’s current views and analysis of information currently available. This information is, where applicable, based on estimates, assumptions and analysis that Stryve believes, as of the date hereof, provide a reasonable basis for the information and statements contained herein. These forward-looking statements involve various known and unknown risks, uncertainties and other factors, many of which are outside the control of Andina, Stryve and their respective officers, employees, agents or associates. These risks, uncertainties, assumptions and other important factors, which could cause actual results to differ materially from those described in these forward-looking statements, include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, dated as of January 28, 2021, between Andina and Stryve (the “Business Combination Agreement”); (ii) the inability to obtain or maintain the listing of Andina’s common stock on Nasdaq following consummation of the Transaction; (iii) the inability to complete the Transaction due to the failure to obtain approval of the shareholders of Andina or to satisfy other conditions to closing in the Business Combination Agreement; (iv) the inability to meet the minimum cash requirements of the Business Combination Agreement due to the amount of cash available following any Andina shareholder redemptions or the inability to consummate a concurrent PIPE financing; (v) the risk that the proposed business combination disrupts current plans and operations of Stryve as a result of the announcement and consummation of the Transaction; (vi) costs related to the proposed business combination; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to recognize the anticipated benefits of the proposed business combination or meet its financial and strategic goals, which may be affected by, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability, maintain relationships with customers, suppliers and retailers and retain its management and key employees; (ix) the risk that retailers will choose to limit or decrease the number of retail locations in which Stryve’s products are carried or will choose not to carry or not to continue to carry Stryve’s products; (x) the possibility that Andina or Stryve may be adversely affected by other economic, business, and/or competitive factors; (xi) the effect of the COVID-19 pandemic on Andina and Stryve and their ability to consummate the proposed business combination; and (xii) other risks and uncertainties described from time to time in the Registration Statement, including those under the heading “Risk Factors” therein as well as other risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Andina.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information herein speaks only as of (1) the date hereof, in the case of information about Stryve, or (2) the date of such information, in the case of information from persons other than Stryve. Stryve undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Stryve’s industry and end markets are based on sources that Stryve believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction. This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This press release relates to a proposed Transaction between Andina and Stryve. More information about the Transaction can be found in the Registration Statement, which includes a proxy statement/prospectus, in Andina’s Current Report on Form 8-K filed with the SEC on February 3, 2021 (the “Current Report”) and in Andina’s other filings with the SEC.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ANDINA ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2021, AND DECLARED EFFECTIVE BY THE SEC ON JUNE 25, 2021, AND INCLUDES THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH ANDINA’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION BECAUSE THE PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO SHAREHOLDERS OF ANDINA AS OF JUNE 7, 2021, THE RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION.

Shareholders will also be able to obtain copies of the Registration Statement, including the proxy statement/prospectus, the Current Report, and any other documents filed by Andina with the SEC, free of charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

Andina and Stryve and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Andina’s shareholders in connection with the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests of Andina’s directors and officers in Andina’s filings with the SEC, including the Registration Statement which includes the definitive proxy statement/prospectus of Andina for the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests of Stryve’s directors and officers in the Registration Statement.

Contact:

ICR
Investor Relations:
Raphael Gross, (203) 682-8253
raphael.gross@ icrinc.com

Media Relations:
Eric Becker, (303) 638-3469
eric.becker@icrinc.com